SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
(AMENDMENT NO. ___)

Filed by the Registrant [X]
Filed by a party other than the Registrant [   ]

Check the appropriate box:

[   ] Preliminary Proxy Statement
[   ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[   ] Definitive Additional Materials
[   ] Soliciting Material under § 240.14a-12

EVANS & SUTHERLAND COMPUTER CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required
[   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:
______________________________________________________________________________________
(2)	Aggregate number of securities to which transaction applies:
______________________________________________________________________________________
(3)	Per unit price of other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
______________________________________________________________________________________
(4)	Proposed maximum aggregate value of transaction
______________________________________________________________________________________
(5)	Total fee paid:
______________________________________________________________________________________

[   ] Fee paid previously with preliminary materials
[   ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
______________________________________________________________________________________
(2)	Form, Schedule or Registration Statement No.:
______________________________________________________________________________________
(3)	Filing Party:
______________________________________________________________________________________
(4)	Date Filed
______________________________________________________________________________________

April 13, 2015

Dear Evans & Sutherland Shareholder:

You are cordially invited to attend Evans & Sutherland’s 2015 annual meeting of shareholders to be held on Thursday, May 14, 2015, at 11:00 a.m., local time, at our principal executive offices located at 770 Komas Drive, Salt Lake City, Utah 84108.

An outline of the business to be conducted at the meeting is given in the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement.  In addition to the matters to be voted on, there will be a report on our progress and an opportunity for shareholders to ask questions.

I hope you will be able to join us.  To ensure your representation at the meeting, I encourage you to vote your shares by following the voting instructions on the enclosed proxy card.  Your vote is very important.  Whether you own a few or many shares of stock, it is important that your shares be represented.

Sincerely,

David H. Bateman
President and Chief Executive Officer

TABLE OF CONTENTS

Proposal One – Election of Directors	2
Directors	2
Board Meetings and Committees	3
Board Leadership Structure and Oversight of Risk	5
Certain Relationships and Related Party Transactions	6
Proposal Two – Ratification of Appointment of Independent Registered Public Accounting Firm	7
Proposal Three – Advisory Vote on Executive Compensation	8
Security Ownership of Certain Beneficial Owners and Management	9
Executive Compensation	10
Summary Compensation Table	10
Outstanding Equity Awards	11
Employment Contracts, Termination of Employment and Change-in-Control Arrangements	11
Summary Director Compensation Table	12
Report of the Audit Committee	13
Pre-Approval Policies and Procedures	13
Principal Accountant Fees and Services	14
Section 16(a) Beneficial Ownership Reporting Compliance	14
Shareholder Proposals	14
Communicating with the Board of Directors	15
Other Matters	15
Additional Information	15

EVANS & SUTHERLAND
COMPUTER CORPORATION

______________________________________________

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

May 14, 2015
______________________________________________

TO THE SHAREHOLDERS:

The annual meeting of shareholders of Evans & Sutherland Computer Corporation will be held on Thursday, May 14, 2015, at 11:00 a.m., local time, at 770 Komas Drive, Salt Lake City, Utah 84108.  At the meeting, you will be asked:

1.	To elect one director to the Evans & Sutherland Computer Corporation Board of Directors to serve for the term more fully described in the accompanying proxy statement;

2.	To ratify the appointment of Tanner LLC as independent registered public accounting firm of Evans & Sutherland Computer Corporation for the fiscal year ending December 31, 2015;

3.	To approve, on a non-binding advisory basis, the compensation paid to our named executive officers; and

4.	To transact such other business as may properly be presented at the annual meeting.

The foregoing items of business are more fully described in the proxy statement accompanying this notice.

If you were a shareholder of record at the close of business on April 10, 2015, you may vote at the annual meeting and any adjournment(s) thereof.

We invite all shareholders to attend the meeting in person.  If you attend the meeting, you may vote in person even if you previously signed and returned a proxy.

FOR THE BOARD OF DIRECTORS

Paul L. Dailey
Chief Financial Officer and Corporate Secretary
Salt Lake City, Utah
April 13, 2015

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2015 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 14, 2015.

THE PROXY STATEMENT AND THE ANNUAL REPORT ARE AVAILABLE AT
 www.es.com/about/proxy/

EVANS & SUTHERLAND
COMPUTER CORPORATION
770 Komas Drive
Salt Lake City, Utah 84108
______________________________________________

PROXY STATEMENT
FOR THE ANNUAL MEETING OF SHAREHOLDERS
______________________________________________

GENERAL

Evans & Sutherland Computer Corporation, a Utah corporation (“we,” “us,” “our,” “Evans & Sutherland” or the “Company”), is soliciting the attached proxy on behalf of its Board of Directors (the “Board” or “Board of Directors”) to be voted at the 2015 annual meeting of shareholders to be held on Thursday, May 14, 2015, at 11:00 a.m., local time, or at any adjournment or postponement thereof.  The annual meeting of shareholders will be held at Evans & Sutherland’s principal executive offices located at 770 Komas Drive, Salt Lake City, Utah 84108.

METHOD OF PROXY SOLICITATION

These proxy solicitation materials were mailed on or about April 15, 2015 to all shareholders entitled to vote at the annual meeting. The Company will pay the cost of soliciting proxies.  These costs include the expenses of preparing and delivering proxy materials for the annual meeting and reimbursement paid to brokerage firms and others for their expenses incurred in forwarding the proxy material.  In addition to solicitation by mail, Evans & Sutherland’s directors, officers and employees may solicit proxies for the annual meeting by telephone, facsimile or otherwise.  Directors, officers, or employees of the Company will not be additionally compensated for this solicitation but may be reimbursed for out-of-pocket expenses they incur.

VOTING OF PROXIES

Your shares will be voted as you direct on your submitted proxy.  If you do not specify on your submitted proxy how you want to vote your shares, we will vote submitted proxies:

•	FOR the election of the Board of Directors’ nominee for director;

•	FOR ratification of the appointment of Tanner LLC as Evans & Sutherland’s independent registered public accounting firm for the fiscal year ending December 31, 2015; and

•	FOR the approval, on a non-binding advisory basis, of the compensation paid to our named executive officers.

We do not know of any other business that may be presented at the annual meeting.  If a proposal other than those listed in the notice is presented at the annual meeting, your submitted proxy gives authority to the persons named in the proxy to vote your shares on such matters at their discretion.

REQUIRED VOTE

Record holders of shares of Evans & Sutherland’s common stock, par value $0.20 per share, at the close of business on April 10, 2015, may vote at the annual meeting.  Each shareholder has one vote for each share of common stock the shareholder owns.  At the close of business on April 10, 2015, there were 11,089,199 shares of common stock outstanding.

The affirmative vote of a majority of the shares of common stock present in person or represented by proxy and entitled to vote on the matter at the annual meeting is required for approval of all items being submitted to the shareholders for their consideration, except for the election of directors, which is determined by a plurality of the votes cast.  Evans & Sutherland’s Amended and Restated Bylaws provide that a majority of the shares entitled to vote, represented in person or by proxy, constitutes a quorum for transaction of business.  An automated system administered by Evans & Sutherland’s transfer agent tabulates the votes.  Abstentions and broker non-votes are counted as present for purposes of establishing a quorum.  Each is tabulated separately.  Abstentions are counted as voted and broker non-votes are counted as unvoted for determining the approval of any matter submitted to the shareholders for a vote.  A broker non-vote occurs when a broker votes on some matters on the proxy card but not on others because he does not have the authority to do so.

REVOCABILITY OF PROXIES

You may revoke your proxy by giving written notice to the Corporate Secretary of Evans & Sutherland, by delivering a later proxy to the Corporate Secretary, either of which must be received prior to the annual meeting, or by attending the annual meeting and voting in person.

PROPOSAL ONE
ELECTION OF DIRECTORS

The authorized number of directors is currently fixed at five as established by the Board of Directors pursuant to Evans & Sutherland’s Amended and Restated Bylaws.  The Board is divided into three classes, currently consisting of one or two directors each, whose terms expire at successive annual meetings.  At the 2015 annual meeting, the shareholders of Evans & Sutherland will elect one director to the Board of Directors.  The director elected at the 2015 annual meeting of shareholders will be elected to serve for a three-year term expiring at Evans & Sutherland’s annual meeting in 2018.

The nominee elected as director will continue in office until their respective successor is duly elected and qualified.  The Board of Directors has nominated General James P. McCarthy, USAF (ret.) for election as director at the 2015 annual meeting.  General McCarthy is designated to fill the position having a term expiring in 2018.  Unless you specify otherwise, your returned proxy will be voted in favor of the Board’s nominee.  In the event a nominee is unable to serve, your proxy may vote for another person nominated by the Board of Directors to fill that vacancy.  The Board of Directors has no reason to believe that its nominee will be unavailable or unable to serve as director.

VOTE REQUIRED

A plurality of the votes cast at the annual meeting is required to elect a director.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
VOTE “FOR” THE NOMINEE LISTED ABOVE

DIRECTORS

The Board of Directors has determined that all outside directors, Dr. Campbell, Mr. Pierce, General McCarthy, and Dr. Schneider, are independent within the requirements of the applicable NASDAQ listing standards.  There are no family relationships among any of Evans & Sutherland’s directors or executive officers.  Set forth below is the principal occupation of, and certain other information regarding, the nominee and those directors whose terms of office will continue after the annual meeting.

Director Nominee – Term Ending 2018

General James P. McCarthy, USAF (ret.) has been a director of Evans & Sutherland since May 2004.  General McCarthy has been teaching at the U.S. Air Force Academy since retirement in 1992 and currently is the ARDI Professor of National Security and the Director of the Institute for Information Technology Applications.  General McCarthy chaired the Task Force on Operation Enduring Freedom Lessons Learned in Afghanistan and Iraq and was a member of the Defense Science Board.  General McCarthy has served on the Defense Policy Board advising the Secretary of Defense, among others.  General McCarthy served as director of NAVSYS Corporation from 1998 to 2007 and as a director of EADS North America from 2003-2007.  The Company believes that General McCarthy’s military leadership experience and expertise with complex engineered systems including simulation displays is a valuable complement to the other directors’ qualifications.  Age: 80

Directors Continuing in Office – Terms Ending 2017

Dr. William Schneider has been a director of Evans & Sutherland since May 2002.  Dr. Schneider has served as the president of International Planning Services, Inc., a Washington-based international trade and finance firm, since 1986.  In addition, Dr. Schneider is currently an adjunct fellow of the Hudson Institute.  Dr. Schneider serves as an advisor to the U.S. government in several capacities; he is a consultant to the Departments of Defense, Energy, and State, and also serves as a Senior Fellow of the Defense Science Board in the Department of Defense.

Dr. Schneider is also a Member of the Department of State's Defense Trade Advisory Group.   He earned his Ph.D. degree from New York University in 1968. The Company believes that Dr. Schneider’s experience with the government procurement process and commercial technology businesses will aid the Company in commercializing its technology products.  Age: 73

Dr. E. Michael Campbell has been a director of Evans & Sutherland since July 2008.  In January 2014, Dr. Campbell joined Sandia National Laboratory as a Senior Scientist where he will develop strategic programs in advanced energy, optical and laser technologies. From 2008 through 2013, Dr. Campbell was Director of the Energy Division of Logos Technologies. From 2000 through 2007, he held various senior management positions, most recently Executive Vice-President for Energy, at General Atomics Corporation. He was the director of Laser Programs at Lawrence Livermore National Laboratory from 1994 through 1999.  He is an internationally recognized expert in lasers and their applications and in advanced energy research and development.  He has won numerous awards in these fields, is a visiting Trustee of the University of Rochester Laboratory for Laser Energetics and has consulted for Schott Glass, Schafer, and Lockheed Martin Corporations. He obtained his undergraduate and advanced degrees at the University of Pennsylvania, Princeton University, and the University of Western Sydney. The Company believes that Dr. Campbell’s specific experience with laser technology and leading complex scientific development projects can help in the evaluation and strategic planning of the Company’s technology.  Age: 64

Directors Continuing in Office – Terms Ending 2016

David H. Bateman was appointed President and Chief Executive Officer of Evans & Sutherland in February 2007.  Mr. Bateman joined Evans & Sutherland as Director of Business Operations in May 1998. He was appointed Vice President – Business Operations in March 2000 and Interim President and Chief Executive Officer and a member of the Board of Directors in June 2006.  Before joining Evans & Sutherland, Mr. Bateman was President and Chief Operating Officer of Binghamton Simulator Company.  The Company believes that Mr. Bateman’s past positions with the Company and his leadership role as President and Chief Executive Officer provides the Board of Directors with a needed perspective from within the Company’s operations.  Age: 72

L. Tim Pierce, Chairman of the Board, has been a director of Evans & Sutherland since November 2012 and Chairman of the Board since July 2013.  From January 2012 to present, Mr. Pierce has served as Executive Vice President and Chief Financial Officer for UELS, LLC, a provider of services to the energy industry.  From March 2011 until December 2011, he served as Chief Financial Officer for Alliance Health Networks, Inc., an internet social networking company serving the healthcare markets.  From 2009 until March 2011, Mr. Pierce provided operational assistance, capital raising support and due diligence assistance to various companies in a consulting capacity.  From 2006 through 2008, Mr. Pierce held executive positions including Chief Financial Officer and Chief Operations Officer at AKQA, Inc., a global digital advertising company. From 1988 through 1998, Mr. Pierce served as Chief Financial Officer for Mrs. Fields, a specialty retailer. Prior to 1988, he worked in the audit and assurance departments of PricewaterhouseCoopers and Deloitte & Touche.  Mr. Pierce earned a Bachelor of Science in Accounting from Brigham Young University and is a Certified Public Accountant (inactive).  The Company believes that Mr. Pierce’s education and professional credentials combined with his financial leadership experience make him well qualified for his role as director and Chairman of the Board.   Age 63

BOARD MEETINGS AND COMMITTEES

It is the Board of Directors’ policy to encourage all directors to attend each annual meeting of shareholders.  All directors attended the 2014 annual meeting of shareholders.  In fiscal year 2014, the Board of Directors held four Board meetings either in person or telephonically.  In 2014, each director attended at least 75% of the aggregate of all meetings held by the Board of Directors and all meetings held by all committees of the Board on which such director served. The Board of Directors has established three committees: the Audit Committee, the Compensation and Stock Options Committee, and the Nominating and Corporate Governance Committee.

The Audit Committee operates under the Audit Committee Charter and is a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act of 1934.  The Audit Committee Charter can be found on Evans & Sutherland’s website, www.es.com, in the Investor Relations, Corporate Governance section.  The principal functions of the Audit Committee are to:

•	monitor the integrity of Evans & Sutherland’s financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance;

•	monitor the independence and performance of Evans & Sutherland’s independent auditors;

•	provide an avenue of communication among the independent auditors, management and the Board of Directors;

•	encourage adherence to, and continuous improvement of, Evans & Sutherland’s policies, procedures and practices at all levels;

•	review areas of potential significant financial risk to Evans & Sutherland; and

•	monitor compliance with legal and regulatory requirements.

The Audit Committee of the Board of Directors of Evans & Sutherland is composed of all four non-employee directors.  The members of the Committee are L. Tim Pierce, Dr. E. Michael Campbell, Dr. William Schneider and General James P. McCarthy.  The Board of Directors has determined that all members of the Audit Committee are independent within the requirements of the applicable NASDAQ listing standards. The Board of Directors has reviewed the Securities and Exchange Commission’s definition of an “audit committee financial expert,” and has determined that L. Tim Pierce qualifies as an audit committee financial expert. The Audit Committee held four meetings in 2014.

The Compensation and Stock Options Committee (the “Compensation Committee”) operates under the Compensation and Stock Options Committee Charter.  The Compensation and Stock Options Committee Charter can be found on Evans & Sutherland’s website, www.es.com, in the Investor Relations, Corporate Governance section.  The Compensation Committee reviews compensation and benefits for Evans & Sutherland’s executives and administers the grant of stock options under Evans & Sutherland’s existing plans.  Pursuant to delegated authority from the Board of Directors, David H. Bateman, as Chief Executive Officer, approves all employee salaries except for those of Evans & Sutherland’s executive officers.  The Compensation Committee consists of L. Tim Pierce, Dr. E. Michael Campbell, Dr. William Schneider, and General James P. McCarthy.  The Board of Directors has determined that all members of the Compensation Committee are independent within the requirements of the applicable NASDAQ listing standards. The Compensation Committee held one meeting in 2014. Additional information regarding the Compensation Committee’s process and procedures for consideration of executive and director compensation is provided in the Compensation Committee Charter.

The Nominating and Corporate Governance Committee (the “Nominating Committee”) operates under the Nominating and Corporate Governance Committee Charter.  The Nominating and Corporate Governance Committee Charter can be found on Evans & Sutherland’s website, www.es.com, in the Investor Relations, Corporate Governance section.  The Nominating Committee makes recommendations to the Board of Directors concerning candidates for election as directors, determines the composition of the Board of Directors and its committees, assesses the Board of Directors’ effectiveness, and develops and implements Evans & Sutherland’s corporate governance guidelines.

The process followed by the Nominating Committee to identify and evaluate candidates may include requests to Board members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates and interviews of selected candidates by members of the Nominating Committee and the Board, as deemed appropriate by the Nominating Committee.  The Nominating Committee is authorized to retain advisors and consultants and to compensate them for their services in identifying and evaluating potential candidates.  The Nominating Committee did not retain any such advisors or consultants during 2014.

Shareholders may recommend director candidates for inclusion by the Board of Directors in the slate of nominees which the Board recommends to shareholders for election.  The qualifications of recommended candidates will be reviewed by the Nominating Committee.  If the Board determines to nominate a shareholder-recommended candidate and recommends his or her election as a director by the shareholders, his or her name will be included in Evans & Sutherland’s proxy card for the shareholder meeting at which his or her election is recommended.

Although the Nominating Committee has not established any specific minimum qualifications for director nominees, the Nominating Committee will consider properly submitted shareholder recommendations for candidates who generally have the highest personal and professional integrity, who have demonstrated exceptional ability and judgment, and who would be most effective in conjunction with other Board Members.  Recommendations from shareholders concerning nominees for election as a director should be sent to: Board of Directors, Nominating and Corporate Governance Committee, Evans & Sutherland Computer Corporation, 770 Komas Dr., Salt Lake City, Utah 84108.

Recommendations must include the candidate’s name, business address and a description of the candidate’s background and qualifications for membership on the Board of Directors.  The Nominating Committee will consider a recommendation only if appropriate biographical information and background material is provided on a timely basis.

Assuming that appropriate biographical and background material is provided for candidates recommended by shareholders, the Nominating Committee will evaluate those candidates by following substantially the same process, and applying substantially the same criteria, as for candidates submitted by Board members or by other persons.  In considering whether to recommend any candidate for inclusion in the Board’s slate of recommended director nominees, including candidates recommended by shareholders, the Nominating Committee will apply the criteria established by the Nominating Committee, which may include considerations such as the candidate’s integrity, business acumen, experience, diligence, conflicts of interest, and the ability to act in the interest of all shareholders.  The Nominating Committee does not necessarily assign specific weights to particular criteria, and no particular criterion is necessarily applicable to all prospective nominees.  Evans & Sutherland believes that the backgrounds and qualifications of the directors, considered as a group, should provide a significant composite mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities.  The Nominating Committee does not have a formal policy regarding diversity, but considers a broad range of attributes and characteristics in evaluating nominees for election to the Board of Directors. The Nominating Committee views diversity broadly to include diversity of experience, skills and viewpoint in addition to more traditional diversity concepts. The Nominating Committee’s goal is to assemble a Board of Directors that brings to the Company a variety of perspectives and skills derived from high quality business and professional experience, as well as non-business experiences and attributes.

The Nominating Committee consists of L. Tim Pierce, Dr. E. Michael Campbell, Dr. William Schneider and General James P. McCarthy.  The Board of Directors has determined that all members of the Nominating Committee are independent within the requirements of the applicable NASDAQ listing standards. There was one meeting of the Nominating Committee held in 2014.

BOARD LEADERSHIP STRUCTURE AND OVERSIGHT OF RISK

Currently, the offices of Chairman of the Board and Chief Executive Officer are separated. We have no fixed policy with respect to the separation of the offices of the Chairman of the Board and Chief Executive Officer, and the Board of Directors believes that flexibility in appointing the Chairman of the Board and Chief Executive Officer allows the Board to make such determination at times and in a manner that it believes is in the best interest of our company and its shareholders. The Board believes that having an independent Chair is currently the preferred corporate governance structure for the Company because it strikes an effective balance between management and independent leadership participation in the Board process, and allows the Chief Executive Officer to focus on the Company’s day-to-day business, while allowing the Chair to lead the Board of Directors in its primary role of review and oversight of management.

Our company’s management is responsible for the day to day assessment and management of the risks we face, while our Board administers its risk oversight function directly and through the Audit Committee and the Compensation Committee. Our Chief Executive Officer and Chief Financial Officer regularly report to our Board of Directors and the relevant Committee regarding identified or potential risks. The areas of material risk to our company include strategic, operational, financial, legal and regulatory risks. Our Board of Directors regularly reviews our company’s strategies and attendant risks, and provides advice and guidance with respect to strategies to manage these risks while attaining long- and short-term goals. Financial risks, including internal controls and liquidity risk, are the purview of our Audit Committee. The Audit Committee’s review is accompanied by regular reports from management and assessments from our company’s independent accountants. In assessing legal or regulatory risks, our Board of Directors and the Audit Committee are advised by management, counsel and experts, as appropriate. The Compensation Committee is responsible for overseeing the management of risks associated with executive and employee compensation and plans, to ensure that our company’s compensation programs remain consistent and do not encourage excessive risk-taking.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

In the ordinary course of business, Evans & Sutherland may engage in transactions which have the potential to create actual or perceived conflicts of interest between Evans & Sutherland and its directors and officers or their immediate family members. The Audit Committee charter requires that the Audit Committee review and approve any related party transaction or, in the alternative, that it notify and request action on the related party transaction by the full Board of Directors. While Evans & Sutherland has not adopted formal written procedures for reviewing such transactions, in deciding whether to approve a related party transaction, the Audit Committee may consider, among other things, the following factors:

•	information regarding the goods or services proposed to be provided, or being provided, by or to the related party;

•	the nature of the transaction and the costs to be incurred by Evans & Sutherland;

•	an analysis of the costs and benefits associated with the transaction, and a comparison of alternative goods or services available to Evans & Sutherland from unrelated parties;

•	an analysis of the significance of the transaction to Evans & Sutherland;

•	whether the transaction would be in the ordinary course of Evans & Sutherland’s business;

•	whether the transaction is on terms comparable to those that could be obtained in an arm’s length dealing with an unrelated third party;

•	whether the transaction could result in an independent director no longer being considered independent under applicable rules; and

•	any other matters the committee deems appropriate.

After considering these and other relevant factors, the Audit Committee will either (1) approve or disapprove the related party transaction, or (2) notify and request action on the related party transaction by the full Board of Directors. The Audit Committee will not approve any related party transaction which is not on terms that it believes are fair and reasonable to Evans & Sutherland. Based on information provided by the directors and the executive officers, the Audit Committee has determined that there are no related person transactions to be reported in this Proxy Statement.

PROPOSAL TWO
RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Tanner LLC (“Tanner”), independent registered public accounting firm, has been selected by the Audit Committee as the independent registered public accounting firm to audit the accounts and to report on the consolidated financial statements of Evans & Sutherland for the fiscal year ending December 31, 2015, and the Board of Directors recommends that the shareholders vote for ratification of such selection.  Shareholder ratification of the selection of Tanner as Evans & Sutherland’s independent auditors is not required by Evans & Sutherland’s Amended and Restated Bylaws or otherwise.  However, the Board of Directors is submitting the selection of Tanner for shareholder ratification as a matter of good corporate practice.  Notwithstanding the selection, the Audit Committee, in its discretion, may direct the appointment of a new independent auditor at any time during the year if the Audit Committee feels that such a change would be in the best interests of Evans & Sutherland and its shareholders.

Neither Tanner, nor any of its members has any financial interest, direct or indirect, in Evans & Sutherland, nor has Tanner, nor any of its members, ever been connected with Evans & Sutherland as promoter, underwriter, voting trustee, director, officer, or employee. In the event the shareholders do not ratify such appointment, the Audit Committee may reconsider its selection.  Representatives of Tanner are expected to attend the annual meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

VOTE REQUIRED

The affirmative vote of a majority of the common shares present at the annual meeting, in person or by proxy, is required for the ratification of the appointment of Tanner.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR”
THE RATIFICATION OF THE APPOINTMENT OF TANNER LLC AS
EVANS & SUTHERLAND’S INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2015.

PROPOSAL THREE
ADVISORY VOTE ON EXECUTIVE COMPENSATION

We are asking our shareholders to cast an advisory vote on the compensation paid to our named executive officers, as disclosed in this Proxy Statement pursuant to SEC compensation disclosure rules. This proposal, commonly known as a “Say-on-Pay” proposal, gives you, as a shareholder, the opportunity to vote on our executive compensation. As an advisory vote, this proposal is not binding upon the Board or the Compensation Committee. However, our Compensation Committee, which is responsible for designing and administering our executive compensation program, values the opinions expressed by shareholders in their vote on this proposal and intends to consider the outcome of the vote when making future compensation decisions for our named executive officers.

We urge shareholders to carefully read the executive compensation tables and related narrative disclosure below, which describes the executive compensation paid to our named executive officers. Our Board and our Compensation Committee believe that the compensation paid to our named executive officers, as described in this Proxy Statement, is effective in achieving our compensation objectives.

Therefore, we ask our shareholders to approve the following advisory resolution at the annual meeting:

“RESOLVED, that the compensation paid to the Company's named executive officers, as disclosed pursuant to the compensation disclosure rules of the SEC, including the compensation tables and narrative discussion contained in this Proxy Statement, is hereby APPROVED.”

VOTE REQUIRED

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the annual meeting will be required to approve, on an advisory basis, the compensation of our named executive officers as described herein.

THE BOARD OF DIRECTORS RECOMMENDS AN ADVISORY VOTE “FOR” APPROVING THE COMPENSATION PAID TO OUR NAMED EXECUTIVE OFFICERS.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows how much of Evans & Sutherland common stock was beneficially owned as of April 3, 2015 by (i) each person who is known by Evans & Sutherland to beneficially own more than 5% of Evans & Sutherland common stock, (ii) each of Evans & Sutherland’s directors, (iii) each of Evans & Sutherland’s Named Executive Officers (as defined in the Summary Compensation Table below) and (iv) all directors and executive officers of Evans & Sutherland as a group.  Unless indicated otherwise, each holder’s address is c/o Evans & Sutherland Computer Corporation, 770 Komas Drive, Salt Lake City, Utah 84108.

	Shares Beneficially Owned
	Number (1)	Percent (2)
PRINCIPAL SHAREHOLDERS
Peter R. Kellogg (3)	2,923,618	26.4%
48 Wall Street, 30th Fl., New York, New York 10005

Thomas R. Demas (4)	1,103,226	9.9%
10412 Balmoral Circle, Charlotte, NC 28210

Stuart Sternberg (5)	695,498	6.3%
85 Bellevue Avenue, Rye, New York 10580

DIRECTORS
David H. Bateman (6)	348,651	3.0%
William Schneider (6)	46,666	*
James P. McCarthy (6)	47,166	*
E. Michael Campbell (6)	26,666	*
L. Tim Pierce (6)	66,180	*

OTHER NAMED EXECUTIVE OFFICERS
Paul L. Dailey (6)	157,646	1.4%
Kirk Johnson (6)	125,833	1.1%

All directors and executive officers as a group – 9 persons (6)	1,065,007	8.8%

*         Less than one percent

(1)
The number of shares beneficially owned by each person or group as of April 3, 2015 includes shares of common stock such person or group had the right to acquire on or within 60 days after that date, including, but not limited to, upon the exercise of options. To Evans & Sutherland’s knowledge, except as otherwise indicated in the footnotes to this table and subject to applicable community property laws, the shareholder named in the table has sole voting power and sole dispositive power with respect to the shares set forth opposite such shareholder’s name.

(2)
For each person and group included in the table, percentage ownership is calculated by dividing the number of shares beneficially owned by such person or group as described above by the sum of the 11,089,199 shares of common stock outstanding on April 3, 2015 and the number of shares of common stock that such person or group had the right to acquire on or within 60 days of that date, including, but not limited to, upon the exercise of options.

(3)	Peter R. Kellogg reported beneficial ownership of 2,923,618 shares through direct ownership on a Form 13D/A filed with the SEC by Mr. Kellogg on July 3, 2014.

(4)
Thomas R. Demas reported beneficial ownership of 1,103,226 shares through direct ownership of 872,182 shares and indirect ownership of 231,044 by his spouse, Wilhelmina Demas, on a Form 3 filed with the SEC by Mr. Demas on August 25, 2011.

(5)	Stuart Sternberg has sole voting power and sole dispositive power as to 695,498 shares according to the Schedule 13G filed with the SEC on May 31, 2007.

(6)
The table includes the following shares issuable upon exercise of options that are exercisable within 60 days from April 3, 2015: David H. Bateman, 348,333; William Schneider, 46,666; James P. McCarthy, 46,666; E. Michael Campbell, 26,666; L. Tim Pierce, 13,333; Paul L. Dailey, 150,000 and Kirk Johnson, 125,833; all executive officers and directors as a group, 993,330.

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

The table below summarizes the total compensation paid or earned for the fiscal years ended December 31, 2014 and 2013 by the Company’s Chief Executive Officer and each of its two other most highly compensated executive officers (the “Named Executive Officers”).

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($) (1)	All Other Compensation ($) (2)	Total ($)
David H. Bateman, President &	2014	$307,479	$30,000	$4,792	$6,608	$348,879
Chief Executive Officer	2013	$292,966	-	$810	$7,067	$300,843
Paul L. Dailey,	2014	$234,499	$20,000	$3,594	$7,638	$265,731
Chief Financial Officer	2013	$223,466	-	$810	$6,704	$230,980
Kirk Johnson, Vice President, General Manager	2014	$227,270	$25,000	$3,594	$6,094	$261,959
Digital Theater	2013	$216,533	-	$540	$6,356	$223,429

(1)
Represents the grant date fair value of stock option awards, as calculated in accordance with FASB ASC Topic 718. The Company uses the Black-Scholes option pricing model to measure the fair value of stock options. For more information regarding the assumptions used in determining grant date fair value refer to Note 10 to the Company's consolidated financial statements included in its 2014 Annual Report on Form 10-K.

(2)	All Other Compensation consists of 401(k) matching contributions.

See “Employment Contracts, Termination of Employment and Change-In-Control Arrangements” below for additional information regarding the Employment Contracts and Change-In-Control Agreements between the Company and the Named Executive Officers.

OUTSTANDING EQUITY AWARDS

The following table includes certain information with respect to the value of all unexercised options previously awarded to the executive officers named at the fiscal year ended December 31, 2014.

Option Awards
Name	Number of Securities Underlying Unexercised Options	Number of Securities Underlying Unexercised Options	Option Exercise Price ($)	Option Expiration Date
	Exercisable	Unexercisable

David H. Bateman		40,000	$0.132	02/20/24
	10,000	20,000	0.030	02/21/23
	13,333	6,667	0.226	02/28/22
	20,000		0.880	03/03/21
	50,000		0.166	02/25/19
	100,000		1.188	02/22/18
	100,000		3.300	02/28/17
	10,000		6.072	06/26/16
	15,000		6.580	02/15/16
	10,000		7.238	02/24/15

Paul L. Dailey		30,000	$0.132	02/20/24
	10,000	20,000	0.030	02/21/23
	13,333	6,667	0.226	02/28/22
	20,000		0.880	03/03/21
	30,000		0.166	02/25/19
	10,000		1.188	02/22/18
	10,000		3.300	02/28/17
	5,000		5.214	08/21/16
	25,000		6.908	04/28/16

Kirk Johnson		30,000	$0.132	02/20/24
	6,666	13,334	0.030	02/21/23
	13,333	6,667	0.226	02/28/22
	20,000		0.880	03/03/21
	25,000		0.166	02/25/19
	5,000		1.118	02/22/18
	5,000		3.300	02/28/17
	20,000		6.580	02/15/16
	7,500		7.238	02/24/15

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

Employee Arrangements

Evans & Sutherland believes that it is in its interest to secure the services of key executives and that it is appropriate to provide such executives with protection in the event their employment with Evans & Sutherland is terminated under certain circumstances.  Therefore, Evans & Sutherland entered into employment agreements with Mr. Dailey on February 8, 2006, with Mr. Johnson on August 26, 2002 and with Mr. Bateman on September 22, 2000.

The employment agreement with Mr. Bateman was later amended and the current employment agreement as amended is dated August 26, 2002.  Pursuant to the agreement with Mr. Bateman, Mr. Bateman shall continue to serve in his position or other positions as may be assigned by the Board until the term of service is terminated or amended in accordance with his agreement.  Pursuant to the agreements with Messrs. Dailey and Johnson, each of these individuals shall continue to serve in their respective positions or other positions as may be assigned by the Chief Executive Officer until the terms of service are terminated or amended in accordance with their respective agreements.  Further, Evans & Sutherland agreed to continue to pay Messrs. Bateman, Dailey and Johnson their annualized base salary subject to adjustment as provided in their respective agreements for the terms of their agreements.  Such annualized base salary may be increased from time to time in accordance with the normal business practices of Evans & Sutherland.  Evans & Sutherland also agreed that Messrs. Bateman, Dailey and Johnson shall be entitled to participate in Evans & Sutherland’s incentive program and other benefits normally provided to employees of Evans & Sutherland similarly situated, including being added as a named officer on Evans & Sutherland’s existing directors’ and officers’ liability insurance policy.

In the case of termination of employment for any of Messrs. Bateman, Dailey or Johnson as a result of death or disability, the terminated employee will be entitled to a termination payment equal to such individual’s then current calendar year base salary plus targeted cash bonus and to continuation of certain other benefits for a period of one year.  If  Messrs. Bateman, Dailey or Johnson terminates his employment for good reason (as defined in their respective agreements), or the employment of any such employee is terminated by Evans & Sutherland for any reason other than death, disability or cause (as defined in their respective agreements), any such terminated employee shall be entitled to a termination payment equal to such employee’s then current calendar year base salary plus targeted cash bonus and to continuation of certain other benefits for a period of one year.

Under the agreements, Messrs. Bateman, Dailey and Johnson are subject to customary noncompetition provisions during their employment and for 12 months following the termination of their employment, and to customary assignment of inventions provisions during their employment and to customary confidentiality provisions at all times during and after their employment.

Change-in-Control Agreements

Pursuant to change-in-control provisions included in the employment agreements entered into by Evans & Sutherland and Messrs. Bateman, Dailey and Johnson, if in conjunction with a change in control the employee terminates his employment for good reason (as defined in their respective agreements), or Evans & Sutherland terminates the employee’s employment for any reason other than death, disability, or cause (as defined in their respective agreements), the employee shall be entitled to a termination payment equal to one (1) times his then current calendar year base salary plus targeted bonus and to continuation of certain other benefits for a period of one year.

SUMMARY DIRECTOR COMPENSATION TABLE

The table below summarizes the compensation paid to directors by Evans & Sutherland for the fiscal year ended December 31, 2014.

Name	Fees Earned or Paid in Cash ($)	Option Awards(1) ($)	Total ($)
Dr. E. Michael Campbell	$20,000	$1,198	$21,198
General James P. McCarthy	20,000	1,198	21,198
Dr. William Schneider	20,000	1,198	21,198
L. Tim Pierce	28,000	1,198	29,198

1.
Represents the grant date fair value of stock option awards, as calculated in accordance with FASB ASC Topic 718. The Company uses the Black-Scholes option pricing model to measure the fair value of stock options.  There were no other stock option awards granted to directors in 2014.  At December 31, 2014, the aggregate number of option awards outstanding held by directors was as follows: Dr. Campbell 35,000; General McCarthy 65,000; Dr. Schneider 65,000; and Mr. Pierce 25,000.

Mr. Pierce receives a $6,000 retainer for each quarter served as Chairman of the Board plus $1,000 for each Board meeting attended. Each of our other non-employee directors receives a $4,000 retainer for each quarter plus $1,000 for each Board meeting attended.  There is no separate compensation for committee participation.  Each non-employee director first appointed or elected to the Board receives, as of the date of such appointment or election, an option to purchase up to 10,000 shares of our common stock. In addition, on the first day of each fiscal year thereafter, each non-employee director then serving as a director receives an option to purchase up to 10,000 shares of our common stock; provided, however, that in no event shall any non-employee director be granted additional options if options previously granted to such non-employee director equals or exceeds 100,000 shares of our common stock. The exercise price for options granted to non-employee directors was equal to 110% of the fair market value of our common stock as of the date of grant. The options have a term of ten years and become exercisable in three annual installments on the first, second and third anniversaries of the date of the grant. However, each option expires upon the Board member’s termination for cause or willful termination from the Board; expires 90 days after the Board member’s termination from the Board by Evans & Sutherland if not for cause; and becomes fully vested and exercisable until the expiration date of such option as a result of retirement from the Board.

REPORT OF THE AUDIT COMMITTEE

THE FOLLOWING REPORT OF THE AUDIT COMMITTEE DOES NOT CONSTITUTE SOLICITING MATERIAL AND SHOULD NOT BE DEEMED FILED OR INCORPORATED BY REFERENCE INTO ANY OTHER EVANS & SUTHERLAND FILING UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934, EXCEPT TO THE EXTENT EVANS & SUTHERLAND SPECIFICALLY INCORPORATES THIS REPORT.

Management is responsible for Evans & Sutherland’s internal controls and financial reporting process.  Evans & Sutherland’s independent registered accounting firm, Tanner LLC, is responsible for performing an independent audit of Evans & Sutherland’s consolidated financial statements in accordance with auditing standards of the Public Company Accounting Oversight Board and to issue a report thereon.  The primary function of the Committee is to monitor and oversee these processes.

In connection with these responsibilities, the Committee met with management and the independent registered accounting firm, Tanner LLC, to review and discuss the December 31, 2014 consolidated financial statements.  The Committee also discussed with Tanner LLC the matters required to be discussed by the independent auditors with the Audit Committee under the rules adopted by the Public Company Accounting Oversight Board (“PCAOB”).  The Committee also received the written disclosures and the letter from Tanner LLC required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Committee concerning independence, and the Committee discussed with Tanner LLC its independence.  The Committee charter can be found on Evans & Sutherland’s website, www.es.com, under the Investor Relations, Corporate Governance section.  The Committee reassesses the adequacy of its charter on a yearly basis.

PRE-APPROVAL POLICIES AND PROCEDURES

The Committee has adopted a policy that requires advance approval of all audit, audit-related, tax and other services performed by the independent auditor. The policy provides for pre-approval by the Committee of specifically defined audit and non-audit services. Unless the specific service has been previously pre-approved with respect to that year, the Committee must approve the permitted service before the independent auditor is engaged to perform it. The Committee has delegated to the Chair of the Committee authority to approve permitted services provided that the Chair reports any decisions to the Committee at its next scheduled meeting.  All audit, audit-related, tax and other services were pre-approved by the Committee.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

The fees paid to Tanner LLC, Evans & Sutherland’s current independent registered public accounting firm, relating to the 2014 and 2013 fiscal years were as follows:

	2014	2013
Audit Fees (1)	$167,000	$157,000
Audit-Related Fees	-	-
Tax Fees (2)	30,000	29,000
All Other Fees	-	-
Total	$197,000	$186,000

(1)
Audit fees represent fees and expenses for professional services provided in connection with the audit of the Company’s financial statements found in the Annual Report on Form 10-K and reviews of the Company’s Quarterly Reports on Form 10-Q.

(2)	Tax fees consisted primarily of fees and expenses for professional services related to tax compliance and tax consulting.

The Committee determined that the services provided by and fees paid to Tanner were compatible with maintaining the independent registered accounting firm’s independence.

Based on the Committee’s discussions with management and the independent auditors, and the Committee’s review of the representations of management and the report of the independent auditors to the Committee, the Committee recommended to the Board of Directors that it include Evans & Sutherland’s audited consolidated financial statements in Evans & Sutherland’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014, which has been filed with the Securities and Exchange Commission.

AUDIT COMMITTEE

L. Tim Pierce
E. Michael Campbell
William Schneider
James P. McCarthy

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires Evans & Sutherland’s directors, executive officers and persons who own more than ten percent of a registered class of Evans & Sutherland’s equity securities to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock and other equity securities of Evans & Sutherland.  Officers, directors and greater than ten percent beneficial owners are required by SEC regulation to furnish Evans & Sutherland with copies of all Section 16(a) reports they file.

Based solely upon review of the copies of such reports furnished to Evans & Sutherland and written representations from certain reporting persons that no other reports were required, Evans & Sutherland believes that there was compliance for the fiscal year ended December 31, 2014, with all Section 16(a) filing requirements applicable to Evans & Sutherland’s officers, directors and greater than ten percent beneficial owners.

SHAREHOLDER PROPOSALS

If you wish to submit a proposal for the 2016 annual meeting, you must submit it to us by December 15, 2015, in order to be considered for inclusion in Evans & Sutherland’s proxy statement and related proxy materials for that meeting.

Otherwise, if you intend to present a proposal at the 2016 annual meeting without including that proposal in Evans & Sutherland’s proxy materials, you must provide advance written notice of the proposal to Evans & Sutherland not later than February 5, 2016.  Address all shareholder proposals to Evans & Sutherland Computer Corporation, 770 Komas Drive, Salt Lake City, Utah 84108, Attn: Corporate Secretary.  We reserve the right to reject, rule out-of-order, or take other appropriate action with respect to any proposal that does not comply with applicable requirements, including conditions established by the SEC.

COMMUNICATING WITH THE BOARD OF DIRECTORS

Evans & Sutherland’s shareholders may communicate in writing directly with the entire Board of Directors or with specific Board members.  The Board, or its specific members, will give appropriate attention to written communications that are submitted by shareholders, and will respond as appropriate.  In general, the Board, or a specific member, is more likely to give attention to communications relating to corporate governance and long-term corporate strategy than to communications relating primarily to ordinary business affairs, personal grievances and matters as to which Evans & Sutherland tends to receive repetitive or duplicative communications.  If you wish to communicate directly with the entire Board of Directors or a particular Board member, send your written communication addressed to: Board of Directors (or the particular Board member with whom you wish to communicate), Evans & Sutherland Computer Corporation, 770 Komas Drive, Salt Lake City, Utah 84108.  All communications will be forwarded to the appropriate member(s) of the Board.

OTHER MATTERS

The Board of Directors knows of no other matters to be acted upon at the annual meeting.  However, if any other matters properly come before the annual meeting, it is intended that the persons voting the proxies will vote them in accordance with their best judgment.

ADDITIONAL INFORMATION

Evans & Sutherland has included with this proxy statement a copy of its Annual Report on Form 10-K for the fiscal year ended December 31, 2014, which is incorporated by reference in its entirety.  Evans & Sutherland will provide without charge to each person solicited, upon oral or written request of any such person, an additional copy of Evans & Sutherland’s Annual Report on Form 10-K, including the consolidated financial statements and the financial statement schedules required to be filed with the Securities and Exchange Commission pursuant to Rule 13a-1 under the Securities Exchange Act of 1934.  Direct any such correspondence to the Corporate Secretary of Evans & Sutherland.

EVANS & SUTHERLAND COMPUTER CORPORATION

Paul L. Dailey
Chief Financial Officer and Corporate Secretary

ANNUAL MEETING OF SHAREHOLDERS OF

EVANS & SUTHERLAND COMPUTER CORPORATION
May 14, 2015

GO GREEN
e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE 2015 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 14, 2015
THE PROXY STATEMENT AND THE ANNUAL REPORT ARE AVAILABLE AT www.es.com/about/proxy/

Please sign, date and mail
 your proxy card in the
 envelope provided as soon
 as possible.

Please detach along perforated line and mail in the envelope provided.

■10030300000000000000 7	051415

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE NOMINEE LISTED IN PROPOSAL 1,
“FOR” PROPOSAL 2, AND “FOR” PROPOSAL 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.  PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE   ☒

				FOR	AGAINST	ABSTAIN
1. ELECTION OF DIRECTOR: James P. McCarthy to serve a three year term expiring at Evans & Sutherland's annual meeting to be held in the year 2018 and until his successor is duly elected and qualified.		2.	Proposal to ratify the appointment of Tanner LLC as the independent registered public accounting firm of Evans & Sutherland for the fiscal year ending December 31, 2015.	☐	☐	☐
NOMINEE:
☐ FOR THE NOMINEE James P. McCarthy		3.	Approve, on a non-binding discretionary basis, the compensation paid to the Company’s named executive officers.	☐	☐	☐

☐ WITHHOLD AUTHORITY FOR NOMINEE		4.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

			Please mark, sign, date, and return this proxy card using the enclosed envelope.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:  Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

EVANS & SUTHERLAND COMPUTER CORPORATION
PROXY
ANNUAL MEETING OF SHAREHOLDERS TO BE HELD MAY 14, 2015
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints David H. Bateman and Paul L. Dailey and each of them, as proxies, with full power of substitution, and hereby authorizes them to represent and vote, as designated on the reverse, all shares of common stock of Evans & Sutherland Computer Corporation, a Utah corporation, held of record by the undersigned, on April 10, 2015, at the annual meeting of shareholders to be held on Thursday, May 14, 2015 at 11:00 a.m., local time, at Evans & Sutherland's principal executive offices located at 770 Komas Drive, Salt Lake City, Utah 84108, or at any adjournment or postponement thereof, upon the matters set forth on the reverse, all in accordance with and as more fully described in the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement, receipt of which is hereby acknowledged.

THIS  PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE  UNDERSIGNED  SHAREHOLDER.  IF  NO DIRECTION IS  MADE, THIS  PROXY WILL  BE VOTED "FOR" THE NOMINEE LISTED IN PROPOSAL 1, “FOR” PROPOSAL 2 AND “FOR” PROPOSAL 3. PLEASE COMPLETE, SIGN, AND DATE THIS  PROXY WHERE INDICATED AND RETURN PROMPTLY IN THE ACCOMPANYING PREPAID ENVELOPE.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE